UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2022

Date of report (Date of earliest event reported)

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Redwood Shores Parkway
Redwood City, California 94065-1175
(650) 628-1500
(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On January 31, 2022, Electronic Arts Inc. (“EA”) issued a press release announcing that Chris Suh has been appointed Executive Vice President, Chief Financial Officer of EA, effective March 1, 2022 (the “Effective Date”). Mr. Suh will serve as EA’s principal financial officer beginning on the Effective Date.

Mr. Suh, age 51, will join EA from Microsoft Corporation, where he has served in various roles since 1996. Most recently, Mr. Suh has served as Corporate Vice President and Chief Financial Officer of Microsoft’s Cloud + AI group, a role he assumed in January 2018. His previous roles at Microsoft include serving as General Manager, Investor Relations, from January 2013 to January 2018; and General Manager, Finance, Worldwide SMB and Channel, from August 2008 to January 2013. Mr. Suh also serves on the Board of Directors and Audit Committee of Cardlytics.

Mr. Suh’s deep experience in a rapidly growing and in-demand technology sector, particularly in the areas of cloud services, AI and advanced technology development, his extensive investor relations background, together with his leadership in all core financial aspects of a large public company made him the best candidate to help EA deliver its long-term strategy.

In connection with his appointment as Executive Vice President and Chief Financial Officer, EA entered into an offer letter with Mr. Suh setting forth the terms of his employment and compensation. Under the terms of the offer letter, Mr. Suh’s annual base salary will be $700,000, and beginning with EA’s fiscal year ending March 31, 2023 (“fiscal year 2023”), he will be eligible for an annual cash bonus with a target bonus opportunity equal to 100% of his base salary. Funding for Mr. Suh’s annual cash bonus will be based 60% on company financial performance and 40% on company business performance, in each case, based on pre-established goals approved by the Compensation Committee (the “Compensation Committee”) of EA’s Board of Directors. The actual bonus award, if earned, will also be based on achievement against individual performance objectives.

EA also will provide Mr. Suh with certain new hire compensation to make him whole for the estimated value of compensation that he will forfeit upon his departure from his prior employer, induce him to accept employment with EA, incentivize long-term performance, and retain him. The new hire compensation consists of a one-time cash sign-on bonus and a one-time new hire equity award, as described below.

New Hire Sign-On Bonus: EA will pay Mr. Suh a one-time cash sign-on bonus of $4,000,000 within thirty days following the Effective Date. The amount of the sign-on bonus is intended to make Mr. Suh whole for:

•	the estimated value of unvested equity awards that were due to vest over the next 12 months that he will forfeit upon his departure from his prior employer; and

•	the lost opportunity to receive his annual cash bonus from his prior employer given the timing of Mr. Suh’s departure.

Mr. Suh will not be eligible to participate in EA’s annual cash bonus program for fiscal year 2022 and payment for EA’s fiscal year 2023 annual cash bonus, if earned, will not be made until June 2023. The sign-on bonus will be subject to full repayment if Mr. Suh voluntarily resigns from EA prior to the first anniversary of the Effective Date, and pro-rata repayment if he voluntarily resigns on or after the first anniversary and prior to the second anniversary of the Effective Date.

New Hire Equity Award: Mr. Suh will be granted a one-time new hire equity award consisting of restricted stock units (“RSUs”) with a grant date value of $3,000,000, and performance-based restricted stock units (“PRSUs”) with a target grant date value of $3,000,000. It is expected that the new hire equity award will be granted on EA’s first regularly scheduled grant date after the Effective Date. The structure of the new hire equity award was intended to put a significant portion of Mr. Suh’s compensation at risk, in order to align with the interests of our stockholders and to promote long-term retention in our highly competitive industry and geographic area.

The grant date value of the award was determined in consideration of the following factors:

•	the estimated value of the unvested equity awards that would have vested in years after 2022 that Mr. Suh will forfeit when he joins EA;

•	the market compensation paid to chief financial officers among the peer group of companies that the Compensation Committee references for determining executive compensation; and

•	the competitive landscape in order to induce Mr. Suh to join EA in light of alternative opportunities that he was considering prior to accepting EA’s offer.

Subject to Mr. Suh’s continued employment with EA on the applicable vesting dates, the RSUs will vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date and one-sixth of the RSUs vesting every six months thereafter until the RSUs are fully vested. The PRSUs will be subject to vesting terms, which are expected to be substantially similar to the structure of the performance-based restricted stock unit awards granted in June 2021 to EA’s named executive officers, beginning with the fiscal year 2023 performance period. The new hire equity award will be granted under EA’s 2019 Equity Incentive Plan (the “Equity Plan”) and will be subject to the terms of the Equity Plan and the applicable RSU and PRSU award agreements. Mr. Suh is expected to participate in EA’s standard annual equity program for executive officers beginning with the fiscal year 2023 performance period, on the same schedule and cadence as EA’s other named executive officers. It is expected that going forward, Mr. Suh’s annual equity award will consist of 60% performance-based restricted stock units and 40% time-based restricted stock units.

Mr. Suh will be eligible to participate in employee benefit plans and arrangements generally available to EA’s U.S. employees and similarly-situated senior executives of EA from time to time. In addition, EA will provide Mr. Suh with relocation benefits to assist Mr. Suh and his family with relocation to the San Francisco Bay Area.

The foregoing description of Mr. Suh’s compensation arrangements under the offer letter is qualified in its entirety by reference to the offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

There are no arrangements or understandings between Mr. Suh and any other persons, pursuant to which he was appointed as Chief Financial Officer. There are no family relationships between Mr. Suh and any director or executive officer of EA. Mr. Suh has not engaged in any related person transaction (as defined in Item 404(a) of Regulation S-K) with EA.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Offer Letter for Employment at Electronic Arts Inc. to Chris Suh, dated January 14, 2022*

99.1	Press Release dated January 31, 2022 announcing Chris Suh’s appointment as Executive Vice President and Chief Financial Officer of Electronic Arts Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Management Contract or compensatory plan or arrangement

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Offer Letter for Employment at Electronic Arts Inc. to Chris Suh, dated January 14, 2022*

99.1	Press Release dated January 31, 2022 announcing Chris Suh’s appointment as Executive Vice President and Chief Financial Officer of Electronic Arts Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.
(Registrant)

Date: January 31, 2022	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Chief Legal Officer